UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 20, 2025

BLOOMIN’ BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35625	20-8023465
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2202 North West Shore Boulevard, Suite 500, Tampa, FL 33607
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code  (813) 282-1225

 N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class		Trading Symbol(s)	Name of each exchange on which registered
Common Stock	$0.01 par value	BLMN	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure

On February 20, 2025, Bloomin’ Brands, Inc. (the “Company”) announced that, following a comprehensive analysis of the appropriate team size and structure, it is implementing a workforce reduction at its Restaurant Support Center in Tampa, Florida. The reduction will impact approximately 100 employees across various operational units that support corporate administration and restaurant operations, or about 17% of the Restaurant Support Center team members, as of February 20, 2025.

This action is intended to align the Company’s cost structure with the current size of its business following the strategic re-franchising of its Brazil operations in December 2024, ongoing challenging industry trends, and increased focus on high priority growth opportunities and operational efficiency. The Company believes this will further support its long-term strategy and path to sustainable growth in traffic, comparable sales, and profitability.

The Company currently estimates that it will incur charges of approximately $7.5 million in aggregate pre-tax costs in connection with the reduction, consisting of one-time severance and other termination benefit costs under its established severance plans. The Company expects that the majority of these charges will be incurred in the first quarter of fiscal 2025. The Company expects that these workforce reductions, coupled with other recent administrative changes, will deliver annualized cost savings of approximately $22 million.

As part of the restructuring, the Company is also making changes to its Executive Leadership Team to realign with and support the new operating model.

Lissette Gonzalez, who has been serving as Executive Vice President, Chief Supply Chain & Operations Excellence Officer since October 2023 and previously served as Senior Vice President, Global Supply Chain Officer, was appointed to serve as Executive Vice President, and Chief Commercial Officer and Kelia Bazile, former Vice President of Operations for Bonefish Grill was promoted to President of Carrabba’s Italian Grill. These changes follow the Company’s promotion of Patrick Hafner to serve as Executive Vice President and President of Outback Steakhouse, effective January 20, 2025.

As previously announced, the Company will release results for the fiscal fourth quarter ended December 29, 2024, on Wednesday, February 26, 2025, at approximately 7:00 AM EST, which will be followed by a conference call to review its financial results at 8:30 AM EST the same day. The call will be webcast live from the Company’s website at http://www.bloominbrands.com under the Investors section. A replay of this webcast will be available on the Company’s website after the call.

Forward-Looking Statements

This Current Report on Form 8-K (the “Report”) includes statements that express our opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “feels,” “seeks,” “forecasts,” “projects,” “intends,” “plans,” “may,” “will,” “should,” “could” or “would” or, in each case, their negative or other variations or comparable terminology, although not all forward-looking statements are accompanied by such terms. These forward-looking statements include all matters that are not historical facts.

By their nature, forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from the Company’s forward-looking statements. These risks and uncertainties include, but are not limited to: our ability to execute and achieve the expected benefits of our restructuring actions and other cost-saving measures; our ability to attract, train, and retain key personnel; consumer reaction to public health and food safety issues; increases in labor costs and fluctuations in the availability of employees; increases in unemployment rates and taxes; competition; interruption or breach of our systems or loss of consumer or employee information; price and availability of commodities and other impacts of inflation; our dependence on a limited number of suppliers and distributors; political, social and legal conditions in international markets and their effects on foreign operations and foreign currency exchange rates; the impact of our Brazil franchise partnership transaction on our future results; our ability to address corporate citizenship and sustainability matters and investor expectations; local, regional, national and international economic conditions; changes in patterns of consumer traffic, consumer tastes and dietary habits; the effects of changes in tax laws; costs, diversion of management attention and reputational damage from any claims or litigation; government actions and policies; challenges associated with our remodeling, relocation and expansion plans; our ability to preserve the value of and grow our brands; consumer confidence and spending patterns; the effects of a health pandemic, weather, acts of God and other disasters and the ability or success in executing related business continuity plans; the Company’s ability to make debt payments and planned investments and the Company’s compliance with debt covenants; the cost and availability of credit; interest rate changes; and any impairments in the carrying value of goodwill and other assets. Further information on potential factors that could affect the financial results of the Company and its forward-looking statements is included in its most recent Form 10-K and subsequent filings with the Securities and Exchange Commission. The Company assumes no obligation to update any forward-looking statement, except as may be required by law. These forward-looking statements speak only as of the date of this release. All forward-looking statements are qualified in their entirety by this cautionary statement.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLOOMIN’ BRANDS, INC.
(Registrant)

Date:	February 20, 2025	By:	/s/ Kelly Lefferts
Kelly Lefferts
Executive Vice President and Chief Legal Officer